EXHIBIT 32.1
CERTIFICATION
In connection with the Form 10-Q of Black Elk Energy Offshore Operations, LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffrey Shulse, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2014	By:	/s/ Jeffrey Shulse
		Name:	Jeffrey Shulse
		Title:	President and Chief Executive Officer / Chief Financial Officer (Principal Executive Officer / Principal Financial Officer)